UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET LIMITED DURATION BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 44.4%
CONSUMER DISCRETIONARY - 1.8%
Automobiles - 0.6%
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	$200,000	$205,184	(a)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	100,000	100,050	(a)

Total Automobiles				305,234

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	260,000	262,484

Household Durables - 0.1%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	20,000	20,264

Media - 0.6%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	140,000	154,077
Walt Disney Co., Senior Notes	4.700%	12/1/12	160,000	161,135

Total Media				315,212

TOTAL CONSUMER DISCRETIONARY				903,194

CONSUMER STAPLES - 3.6%
Beverages - 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	190,000	190,795
Coca-Cola Co., Senior Notes	0.344%	3/14/14	140,000	140,132	(b)
Diageo Capital PLC	5.200%	1/30/13	210,000	213,267
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	70,000	70,290

Total Beverages				614,484

Food & Staples Retailing - 0.5%
Kroger Co., Notes	3.900%	10/1/15	80,000	86,981
Sysco Corp., Senior Notes	0.550%	6/12/15	170,000	170,054

Total Food & Staples Retailing				257,035

Food Products - 1.0%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	90,000	91,363	(a)
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	220,000	222,559
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	200,000	199,290

Total Food Products				513,212

Tobacco - 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	54,259
Altria Group Inc., Senior Notes	9.250%	8/6/19	10,000	14,199
Philip Morris International Inc., Notes	4.875%	5/16/13	300,000	308,220
Reynolds American Inc., Senior Notes	7.250%	6/1/13	120,000	124,976

Total Tobacco				501,654

TOTAL CONSUMER STAPLES				1,886,385

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	110,000	120,229
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	40,000	42,071
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	30,000	32,034
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	90,000	118,926
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	330,000	349,077
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	210,000	225,225
Phillips 66, Senior Notes	1.950%	3/5/15	140,000	143,249	(a)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	60,000	60,471
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	60,000	60,554

TOTAL ENERGY				1,151,836

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FINANCIALS - 27.6%
Capital Markets - 3.9%
BlackRock Inc., Senior Notes	3.500%	12/10/14	$350,000	$372,641
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	200,000	210,909	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	200,000	203,458	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	300,000	357,688
Goldman Sachs Group Inc., Senior Notes	5.125%	1/15/15	260,000	279,562
Lehman Brothers Holdings Capital Trust VII	5.857%	11/19/12	570,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	200,000	0	(c)(d)(e)(f)
Morgan Stanley, Senior Notes	2.937%	5/14/13	300,000	302,956	(b)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	270,000	286,166

Total Capital Markets				2,013,380

Commercial Banks - 14.1%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	200,000	208,007
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	200,876	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	410,000	423,407	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	40,181	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	105,840	(a)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	160,000	160,992
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	377,131
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	200,000	198,464
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	280,000	288,316	(a)
BNP Paribas SA, Senior Notes	1.358%	1/10/14	100,000	100,036	(b)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	120,000	120,360	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	530,000	554,279	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	150,000	158,190	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	100,000	101,712	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	210,000	222,896
Credit Agricole Home Loan SFH, Secured Bonds	1.203%	7/21/14	200,000	198,045	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	130,000	132,977	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/17	300,000	319,290	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	300,000	302,009	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	330,000	341,979	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	410,000	24,087	(a)(c)(e)(h)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	320,000	334,399	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	250,000	264,375	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	104,872	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	360,000	366,552	(a)
Societe Generale, Senior Notes	1.508%	4/11/14	200,000	199,243	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/26/17	270,000	285,174	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	105,193	(a)
Swedbank AB, Secured Bonds	0.812%	3/28/14	300,000	299,549	(a)(b)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	210,000	228,589
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	585,402	(a)

Total Commercial Banks				7,352,422

Consumer Finance - 2.9%
American Express Credit Corp., Senior Notes	1.750%	6/12/15	340,000	347,776
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	110,000	111,336
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	151,124
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	240,000	241,673
SLM Corp., Notes	0.751%	1/27/14	400,000	388,449	(b)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	270,000	280,516

Total Consumer Finance				1,520,874

Diversified Financial Services - 4.9%
Bank of America Corp., Senior Notes	6.500%	8/1/16	150,000	173,477

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Citigroup Inc., Senior Notes	6.000%	12/13/13	$110,000	$116,662
Citigroup Inc., Senior Notes	5.500%	10/15/14	50,000	53,917
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	250,000	249,040	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	274,999
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	200,000	209,158
Private Export Funding Corp.	3.550%	4/15/13	590,000	600,684
Private Export Funding Corp., Notes	4.950%	11/15/15	240,000	272,673
SSIF Nevada LP, Senior Notes	1.155%	4/14/14	370,000	371,678	(a)(b)
Svensk Exportkredit AB	1.750%	10/20/15	220,000	225,874

Total Diversified Financial Services				2,548,162

Insurance - 1.7%
American International Group Inc., Senior Notes	3.650%	1/15/14	300,000	308,862
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	220,000	221,451
MetLife Inc., Senior Notes	2.375%	2/6/14	230,000	235,353
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	140,000	140,906

Total Insurance				906,572

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	52,381

TOTAL FINANCIALS				14,393,791

HEALTH CARE - 3.6%
Health Care Equipment & Supplies - 0.6%
Baxter International Inc., Senior Notes	1.800%	3/15/13	130,000	130,853
Medtronic Inc., Senior Notes	3.000%	3/15/15	170,000	179,788

Total Health Care Equipment & Supplies				310,641

Health Care Providers & Services - 0.2%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	110,000	111,731

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	280,242

Pharmaceuticals - 2.3%
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	190,000	191,136
Johnson & Johnson, Senior Notes	1.200%	5/15/14	500,000	507,333
Takeda Pharmaceutical Co. Ltd., Senior Notes	1.031%	3/17/15	230,000	231,794	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.876%	3/21/14	250,000	251,323	(b)

Total Pharmaceuticals				1,181,586

TOTAL HEALTH CARE				1,884,200

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
United Technologies Corp., Senior Notes	1.200%	6/1/15	90,000	91,620

Airlines - 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.545%	8/2/20	50,378	55,164
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	163,864	178,611

Total Airlines				233,775

Industrial Conglomerates - 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	140,000	170,308

Machinery - 0.5%
Caterpillar Inc., Senior Notes	0.535%	11/21/12	250,000	250,119	(b)

TOTAL INDUSTRIALS				745,822

INFORMATION TECHNOLOGY - 0.5%
IT Services - 0.5%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	270,000	270,704

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 1.8%
Chemicals - 0.5%
Dow Chemical Co., Notes	5.700%	5/15/18	$60,000	$72,225
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	170,000	180,568

Total Chemicals				252,793

Metals & Mining - 1.3%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	260,000	263,333
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	120,000	121,354
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	110,000	110,847
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	30,000	31,095
Vale Overseas Ltd., Notes	6.250%	1/23/17	130,000	150,340

Total Metals & Mining				676,969

TOTAL MATERIALS				929,762

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.7%
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	200,000	205,634
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	100,000	139,616

Total Diversified Telecommunication Services				345,250

Wireless Telecommunication Services - 1.0%
America Movil SAB de CV, Notes	2.375%	9/8/16	200,000	208,118
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	323,861

Total Wireless Telecommunication Services				531,979

TOTAL TELECOMMUNICATION SERVICES				877,229

UTILITIES - 0.2%
Multi-Utilities - 0.2%
DTE Energy Co., Senior Notes	1.118%	6/3/13	110,000	110,310	(b)

TOTAL CORPORATE BONDS & NOTES (Cost - $23,493,143)				23,153,233

ASSET-BACKED SECURITIES - 22.5%
Academic Loan Funding Trust, 2012-1A A1	1.017%	12/27/22	209,685	210,203	(a)(b)
Access Group Inc., 2005-1 A2	0.483%	3/23/20	205,515	204,525	(b)
Access Group Inc., 2005-B A2	0.681%	7/25/22	203,055	197,287	(b)
Accredited Mortgage Loan Trust, 2005-3 A2D	0.590%	9/25/35	72,023	71,139	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	230,000	236,262	(a)
Ally Auto Receivables Trust, 2012-1 A2	0.710%	9/15/14	325,486	326,095
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	300,000	300,848
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	350,000	350,474
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.772%	9/25/27	72,255	64,841	(b)
ARI Fleet Lease Trust, 2012-A A	0.771%	3/15/20	241,702	241,702	(a)(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.042%	8/25/33	156,162	131,086	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.196%	12/15/33	141,558	124,108	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	400,000	411,307	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.846%	5/28/44	31,095	30,332	(b)
Bear Stearns Asset- Backed Securities Trust, 2003-2 A3	0.967%	3/25/43	107,630	99,719	(b)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.437%	12/25/36	8,331	8,285	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	290,000	290,472
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	300,000	302,945
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	470,000	472,138
Countrywide Home Equity Loan Trust, 2004-O	0.501%	2/15/34	33,357	19,347	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.371%	11/15/36	$180,214	$131,186	(b)
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	94,927	94,961
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	494,602	495,101
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	400,000	401,899
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	275,688	(a)
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	400,000	400,803
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	300,000	302,089
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	48,318	48,328
MASTR Specialized Loan Trust, 2006-3 A	0.477%	6/25/46	316,264	190,287	(a)(b)
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.819%	9/20/22	214,246	214,246	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.578%	12/7/20	430,895	432,334	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	50,256	50,293
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	200,000	201,330
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	320,000	320,128
Nissan Master Owner Trust Receivables, 2012-A A	0.691%	5/15/17	260,000	261,238	(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	295,776	309,520
Penarth Master Issuer, 2011-1A A1	0.870%	5/18/15	200,000	200,374	(a)(b)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	69,444	70,543	(b)
SLM Student Loan Trust, 2003-11 A4	0.579%	6/15/20	29,731	29,719	(b)
SLM Student Loan Trust, 2003-11 A6	0.679%	12/15/25	200,000	195,277	(a)(b)
SLM Student Loan Trust, 2004-10 A4A	0.851%	7/27/20	172,873	173,197	(a)(b)
SLM Student Loan Trust, 2005-10 A4	0.561%	10/25/19	99,051	98,978	(b)
SLM Student Loan Trust, 2006-5 A5	0.561%	1/25/27	200,000	193,469	(b)
SLM Student Loan Trust, 2006-6 A2	0.531%	10/25/22	340,690	340,124	(b)
SLM Student Loan Trust, 2007-2 A2	0.451%	7/25/17	117,891	117,675	(b)
SLM Student Loan Trust, 2007-4 A3	0.511%	1/25/22	400,000	399,818	(b)
SLM Student Loan Trust, 2008-1 A2	0.801%	10/25/16	140,448	140,049	(b)
SLM Student Loan Trust, 2011-B A1	1.071%	12/16/24	158,631	158,560	(a)(b)
SLM Student Loan Trust, 2012-A A1	1.621%	8/15/25	341,609	345,309	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.321%	12/15/21	254,023	255,789	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.117%	11/25/34	181,108	157,666	(b)
Structured Asset Securities Corp., 2004-SC1	8.432%	12/25/29	51,055	49,519	(a)(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	400,000	402,028
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	146,279	155,207	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	33,465

TOTAL ASSET-BACKED SECURITIES (Cost - $11,753,250)				11,739,312

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.6%
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.667%	9/25/35	270,586	164,532	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	2.854%	12/20/34	49,766	30,139	(b)
Banc of America Mortgage Securities, 2003-D	3.102%	5/25/33	48,837	49,542	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.567%	8/25/35	205,642	146,507	(a)(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.819%	1/25/35	93,006	91,082	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.519%	11/20/35	190,123	121,780	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.497%	11/25/35	40,800	40,762	(b)
Countrywide Home Loans, 2005-R3 AF	0.617%	9/25/35	228,273	190,501	(a)(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.925%	6/25/34	144,867	145,919	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.697%	10/25/34	79,302	77,660	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.932%	12/29/45	227,764	227,195	(a)(b)(d)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.915%	2/20/60	376,545	378,824	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-H03 FA	0.785%	3/20/60	$195,086	$195,413	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.235%	5/20/60	219,401	224,331	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.694%	11/20/60	655,378	654,007	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.744%	12/20/60	92,379	92,426	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.694%	2/20/61	95,214	95,015	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.744%	2/20/61	263,447	263,578	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.714%	8/20/61	1,645,401	1,643,671	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.750%	7/20/62	1,400,000	1,396,500	(b)(d)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.730%	9/28/72	600,000	601,500	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.567%	9/25/35	261,461	211,383	(a)(b)
Luminent Mortgage Trust, 2006-7 2A2	0.437%	12/25/36	516,220	94,717	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.323%	1/25/29	11,500	11,666	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.704%	2/25/34	126,485	126,813	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	195,057	201,147	(a)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	59,192	59,201
NCUA Guaranteed Notes, 2011-R1 1A	0.678%	1/8/20	146,280	147,048	(b)
Prime Mortgage Trust, 2005-2 2A1	7.018%	10/25/32	54,996	54,529	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	7,085	7,090
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	15,624	16,786
Sequoia Mortgage Trust, 2003-2 A2	1.068%	6/20/33	15,488	14,890	(b)
Sequoia Mortgage Trust, 2004-6 A1	2.251%	7/20/34	77,908	76,765	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.721%	6/25/35	242,085	209,852	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.836%	6/25/33	282,156	284,784	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.617%	9/25/33	79,559	72,327	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	131,384	131,668
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.991%	8/20/35	91,553	73,952	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.462%	8/25/33	115,378	117,999	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.627%	12/25/45	318,835	273,364	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.118%	6/25/46	310,065	154,845	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $10,115,374)				9,171,710

MORTGAGE-BACKED SECURITIES - 3.7%
FNMA - 1.4%
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	251,396	273,983
Federal National Mortgage Association (FNMA)	2.497%	12/1/34	46,602	49,908	(b)
Federal National Mortgage Association (FNMA)	2.505%	12/1/34	30,300	32,449	(b)
Federal National Mortgage Association (FNMA)	2.293%	1/1/35	114,670	121,874	(b)
Federal National Mortgage Association (FNMA)	2.335%	3/1/35	230,233	246,251	(b)

Total FNMA				724,465

GNMA - 2.3%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	134,144	157,525

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	7.000%	3/15/36	$283,410	$338,658
Government National Mortgage Association (GNMA)	2.321%	8/20/60	168,904	179,038	(b)
Government National Mortgage Association (GNMA) II	1.650%	1/20/60	229,458	230,960	(b)(d)
Government National Mortgage Association (GNMA) II	1.426%	7/20/60	96,246	98,277	(b)
Government National Mortgage Association (GNMA) II	1.484%	7/20/60	194,022	198,368	(b)

Total GNMA				1,202,826

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,874,149)				1,927,291

SOVEREIGN BONDS - 1.2%
Norway - 0.6%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	300,000	316,253	(a)

Russia - 0.6%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	300,000	315,750	(a)

TOTAL SOVEREIGN BONDS (Cost - $604,093)				632,003

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.0%
U.S. Government Agencies - 2.0%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	320,000	330,903
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	300,000	301,910
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	420,000	422,115

Total U.S. Government Agencies				1,054,928

U.S. Government Obligations - 2.0%
U.S. Treasury Notes	0.250%	1/15/15	420,000	419,869
U.S. Treasury Notes	0.375%	3/15/15	240,000	240,581
U.S. Treasury Notes	1.000%	9/30/16	270,000	275,738
U.S. Treasury Notes	0.500%	7/31/17	90,000	89,557

Total U.S. Government Obligations				1,025,745

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,056,408)				2,080,673

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $49,896,417)				48,704,222

SHORT-TERM INVESTMENTS - 6.9%
U.S. Government Agencies - 2.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.125%	12/24/12	750,000	749,930	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.135%	12/27/12	500,000	499,952	(i)

Total U.S. Government Agencies (Cost - $1,249,618)				1,249,882

Repurchase Agreements - 4.5%
Barclays Capital Inc. repurchase agreement dated 9/28/12; Proceeds at maturity - $2,346,029; (Fully collateralized by U.S. Treasury Notes, 0.875% due 1/31/17; Market value - $2,431,535) (Cost - $2,346,000)	0.150%	10/1/12	2,346,000	2,346,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,595,618)				3,595,882

TOTAL INVESTMENTS - 100.3% (Cost - $53,492,035#)				52,300,104
Liabilities in Excess of Other Assets - (0.3)%				(141,861)

TOTAL NET ASSETS - 100.0%				$52,158,243

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of September 30, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest Rate Swaption with Barclays Capital Inc., Put (Premiums received - $79,776)	8/26/14	2.00%	19,108,000	$6,225

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Limited Duration Bond Fund (formerly known as Western Asset Limited Duration Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$23,153,233	$0	*	$23,153,233
Asset-backed securities	—	11,739,312	—		11,739,312
Collateralized mortgage obligations	—	9,171,710	—		9,171,710
Mortgage-backed securities	—	1,927,291	—		1,927,291
Sovereign bonds	—	632,003	—		632,003
U.S. government &agency obligations	—	2,080,673	—		2,080,673

Total long-term investments	—	$48,704,222	$0	*	$48,704,222

Short-term investments†	—	3,595,882	—		3,595,882

Total investments	—	$52,300,104	$0	*	$52,300,104

Other financial instruments:
Futures contracts	$10,566	—	—		$10,566
Credit default swaps on corporate issues - buy protection‡	—	$240	—		240

Total other financial instruments	$10,566	$240	—		$10,806

Total	$10,566	$52,300,344	$0	*	$52,310,910

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$6,225	—		$6,225
Futures contracts	$46,421	—	—		46,421
Credit default swaps on corporate issues - buy protection‡	—	402	—		402

Total	$46,421	$6,627	—		$53,048

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option

Notes to Schedule of Investments (unaudited) (continued)

expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event

Notes to Schedule of Investments (unaudited) (continued)

of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $6,627. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,096,668
Gross unrealized depreciation	(2,288,599)

Net unrealized depreciation	$(1,191,931)

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	100	12/12	$22,042,559	$22,053,125	$10,566

Contracts to Sell:
90-Day Eurodollar	5	3/13	1,236,609	1,245,937	(9,328)
90-Day Eurodollar	5	9/13	1,232,921	1,245,625	(12,704)
U.S. Treasury 5-Year Notes	45	12/12	5,584,088	5,608,477	(24,389)

					(46,421)

Net unrealized loss on open futures contracts					$(35,855)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Notional Par/ contracts	Premiums
Written options, outstanding December 31, 2011	19,108,020	$84,086
Options written	10	1,030
Options closed	(20)	(4,310)
Options exercised	—	—
Options expired	(10)	(1,030)

Written options, outstanding as of September 30, 2012	19,108,000	$79,776

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	5.261%	5.000 quarterly	%	$240	$193	$47
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	30,000	3/20/13	2.180%	5.000 quarterly	%	(402)	(31)	(371)

Total	$70,000					$(162)	$162	$(324)

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

		Futures Contracts
Primary Underlying Risk Disclosure	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$(6,225)	$10,566	$(46,421)	—	$(42,080)
Credit Risk	—	—	—	$(162)	(162)

Total	$(6,225)	$10,566	$(46,421)	$(162)	$(42,242)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$1,519
Written options	25,930
Futures contracts (to buy)	24,832,632
Futures contracts (to sell)	11,257,554

Average notional balance
Credit default swap contracts (to buy protection)	$95,000

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012